SECURITIES and EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 31, 2002
                                ----------------


                               KOGER EQUITY, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                     FLORIDA
--------------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)

               1-9997                                     59-2898045
--------------------------------------------------------------------------------
      (Commission File Number)                 (IRS Employer Identification No.)

             433 Plaza Real, Suite 335
               Boca Raton, Florida                               33432
--------------------------------------------------------------------------------
  (Address of principal executive offices)                     (Zip Code)

                                 (561) 395-9666
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)


                                       N/A
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Koger Equity, Inc. (the "Company") is amending its Form 8-K filed on February 11, 2002, to include (i) a Statement of Revenues and Certain Expenses for Three Ravinia Drive for the year ended December 31, 2001 as required by Rule 3-14 of Regulation S-X of the Securities and Exchange Commission and (ii) unaudited pro forma financial statements including (a) the Company's pro forma balance sheet as of December 31, 2001, as if the acquisition of Three Ravinia Drive occurred on December 31, 2001, (b) the Company's pro forma statement of operations for the year ended December 31, 2001, as if the acquisition of Three Ravinia Drive occurred on January 1, 2001, and (c) a pro forma statement of estimated taxable operating results and estimated cash to be made available by operations of the Company for the year ended December 31, 2001, as if the acquisition of Three Ravinia Drive occurred on January 1, 2001.

Item 2. Acquisition or Disposition of Assets.

On January 31, 2002, the Company, through a wholly-owned subsidiary, acquired Three Ravinia Drive (the "Property"), an 805,972 square foot office building located in Atlanta, Georgia, for approximately $125.0 million. The funds required for this acquisition were drawn from the Company's existing cash reserves and from its secured revolving credit facility. The Property was acquired from Ravinia III Associates, Limited Partnership, a Georgia limited partnership, an unrelated third party. Reference is made to the Company's Form 8-K, dated January 8, 2002, which disclosed that the Company had entered into a contract to purchase the Property, which Form 8-K is incorporated herein by reference.

The Company considered various factors in determining the price to be paid for this acquisition. Factors considered included the nature of the tenants and terms of leases in place, opportunities for alternative and new tenancies, historical and expected cash flows, occupancy rates, current operating costs on the Property and anticipated changes therein under Company ownership, the physical condition and location of the Property, the need for capital improvements, the anticipated effect on the Company's financial results, and other factors. The Company took into consideration capitalization rates at which it believed other comparable properties had recently been sold. However, the Company determined the price it was willing to pay primarily on the factors discussed above relating to the Property itself and its fit into the Company's existing operations. No separate independent appraisal was obtained in connection with this acquisition. The Company, after investigation, is not aware of any material factors, other than those discussed above, that would cause the financial information reported not to be necessarily indicative of future operating results. The Company intends to lease office space in the Property to tenants and manage the Property as it does the other office buildings contained in its portfolio.

Reference is made to the information contained in Item 7. "Management's Discussion and Analysis of Financial Condition and Results of Operations - Cautionary Statement Relevant to Forward-Looking Information for Purpose of 'Safe Harbor' Provisions of the Private Securities Litigation Reform Act of 1995" in the Company's Annual Report on its Form 10-K for the fiscal year ended December 31, 2001, which information is incorporated herein by reference.

Item 7. Financial Statements and Exhibits

Listed below are the financial statements, pro forma financial information and exhibits, if any, filed as part of this report.

     (a)  Financial statements of real estate acquired.

          (1)  Independent Auditors' Report.

          (2) Statement of Revenues and Certain Expenses of Three Ravinia Drive for the year ended December 31, 2001.

     (b)  Pro forma financial information.

          (1)  Unaudited Pro Forma Balance Sheet as of December 31, 2001.

          (2) Unaudited Pro Forma Statement of Operations for the Year Ended December 31, 2001.

          (3) Unaudited Statement of Estimated Taxable Operating Results and Estimated Cash to be Made Available by Operations for the Twelve Months Ended December 31, 2001.

     (c)  Exhibits.

          Exhibit
          Number       Description of Exhibit
          ------       ----------------------

           23          Consent of Deloitte & Touche LLP

           99 Koger Equity, Inc. News Release, dated January 8, 2002, which is Exhibit 99(a) to the Company's Current Report on Form 8-K, dated January 8, 2002, is incorporated by reference herein

INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Shareholders of
 Koger Equity, Inc.
Boca Raton, Florida:

We have audited the accompanying statement of revenues and certain expenses of the property known as Three Ravinia Drive (the "Property") for the year ended December 31, 2001. On January 31, 2002, the Property was acquired by Koger Ravinia LLC, a wholly owned subsidiary of Koger Equity, Inc. This financial statement is the responsibility of the Property's former management. Our responsibility is to express an opinion on the financial statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and the significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the filing of a Form 8-K/A of Koger Equity, Inc. dated January 31, 2002 as a result of the acquisition of the Property). Material amounts, described in Note 1 to the statement of revenues and certain expenses, that would not be comparable to those resulting from future operations of the Property are excluded and the statement is not intended to be a complete presentation of the Property's revenues and expenses.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses of the Property for the year ended December 31, 2001 in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Certified Public Accountants


West Palm Beach, Florida
March 1, 2002

                      THREE RAVINIA DRIVE- ATLANTA, GEORGIA
                   STATEMENT OF REVENUES AND CERTAIN EXPENSES
                          YEAR ENDED DECEMBER 31, 2001




REVENUES:
   Base rental income                                                                                  $12,272,632
   Operating expense recovery                                                                            5,767,663
   Management fee recovery                                                                                 543,731
   Parking, antennae, and other income                                                                     707,662
                                                                                                     -------------
        Total revenues                                                                                  19,291,688
                                                                                                       -----------

CERTAIN EXPENSES:
   Property operating                                                                                    3,570,162
   Real estate and other taxes                                                                           1,922,458
   Management costs and fees                                                                               792,553
                                                                                                      ------------
        Total certain expenses                                                                           6,285,173
                                                                                                       -----------

REVENUES IN EXCESS OF CERTAIN EXPENSES                                                                 $13,006,515
                                                                                                       ===========

See notes to statement of revenues and certain expenses.



                      THREE RAVINIA DRIVE- ATLANTA, GEORGIA
               NOTES TO STATEMENT OF REVENUES AND CERTAIN EXPENSES
                          YEAR ENDED DECEMBER 31, 2001

1.   BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Three Ravinia Drive (the "Property"), an 805,972 square foot office building located in Atlanta, Georgia, was acquired by Koger Ravinia LLC, a wholly owned subsidiary of Koger Equity, Inc. (the "Company") on January 31, 2002. The statement of revenues and certain expenses includes information related to the operations of the Property for the year ended December 31, 2001 as recorded by the Property's previous owner, Ravinia III Associates, LP, subject to the adjustments described below.

     The accompanying historical financial statement information is presented in conformity with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission. Accordingly, the financial statement is not representative of the actual operations for the year ended December 31, 2001 as certain expenses, which may not be comparable to the expenses expected to be incurred in the future operations of the Property, have been excluded. Expenses excluded consist of interest, depreciation and amortization, and other costs not directly related to the future operations of the acquired property.

     Management's Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     Rental Income - Rental income is recognized on a straight-line basis over the terms of the related leases.

     Property Operating Expenses - Property operating expenses consist primarily of utilities, insurance, repairs and maintenance, security and safety, cleaning and other administrative expenses.

     Management Costs and Fees - The Property was managed by a third party manager for a property management fee of three percent of rental and other revenues plus reimbursement of personnel and other costs related to management of the properties.

                      THREE RAVINIA DRIVE- ATLANTA, GEORGIA
               NOTES TO STATEMENT OF REVENUES AND CERTAIN EXPENSES
                          YEAR ENDED DECEMBER 31, 2001

2.   OPERATING LEASES

     Operating revenue is principally obtained from business tenant rentals under operating leases. Future minimum rentals under all tenant operating leases as of December 31, 2001 are as follows:

      Year ending December 31,                      Amount
      ------------------------                      ------

           2002                                 $   7,464,704
           2003                                     7,334,638
           2004                                     5,658,464
           2005                                     4,919,483
           2006                                     4,892,027
           Thereafter                              10,187,272
                                                 -------------
           Total                                $  40,456,588
                                                 =============

For the year ended December 31, 2001, two tenants, MCI/WorldCom, Inc. and Six Continents Hotels, Inc. f/k/a Bass Hotels & Resorts, Inc., contributed approximately 47% and 41% of base rental revenues, respectively.

On October 31, 2001, MCI/WorldCom vacated all of its leased office space on the first twelve floors of the Property or approximately 39% of the Property's rentable office space. The Company expects to lease this vacant space over the next three years.

Pro Forma Financial Statements

The following unaudited pro forma financial statements set forth (i) the pro forma balance sheet as of December 31, 2001, as if the acquisition occurred on December 31, 2001, (ii) the pro forma statement of operations for the year ended December 31, 2001, as if the acquisition occurred on January 1, 2001, and (iii) the unaudited statement of estimated taxable operating results and estimated cash to be made available by operations for the twelve months ended December 31, 2001, as if the acquisition occurred on January 1, 2001. The pro forma financial statements are based upon assumptions contained in the notes thereto and should be read in conjunction with such notes.

The following unaudited pro forma financial statements may not necessarily reflect the results of operations or financial position of the Company which would have actually resulted had the acquisition occurred as of the date and for the periods indicated, nor should they be taken as indicative of the future results of operations or the future financial position of the Company. Differences would result from various factors, including changes in the amounts of rents received and rental expenses paid in connection with operating the office building acquired, changes in the interest rates assumed on the Company's secured revolving credit facility, and changes in the amount and form of debt and equity capital used in the acquisition.

                               KOGER EQUITY, INC.
                        UNAUDITED PRO FORMA BALANCE SHEET
                                December 31, 2001
                                 (In Thousands)



                                                               Historical             Pro Forma               Pro Forma
                                                               12/31/2001            Adjustments              12/31/2001
                                                           --------------------   -------------------     -----------------
ASSETS
Operating properties:
  Real estate                                               $       660,204        $    125,345  (a)       $      785,549
  Furniture and equipment                                             3,082                                         3,082
  Accumulated depreciation                                         (123,999)                                     (123,999)
                                                           --------------------   -------------------     -----------------
  Operating properties - net                                        539,287             125,345                   664,632
Undeveloped land held for investment                                 13,779                                        13,779
Undeveloped land held for sale, net                                      76                                            76
Cash and cash equivalents                                           113,370             (44,253) (a)               69,117
Accounts receivable, net                                             11,574                                        11,574
Cost in excess of fair value of net assets acquired - net               595                                           595
Other assets                                                         11,904                                        11,904
                                                           --------------------   -------------------     -----------------
TOTAL ASSETS                                                $       690,585        $     81,092            $      771,677
                                                           ====================   ===================     =================

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
  Mortgages and loans payable                               $       248,683        $     80,000  (a)       $      328,683
  Accounts payable                                                    4,962                                         4,962
  Accrued real estate taxes payable                                   1,007                 164  (a)                1,171
  Accrued liabilities - other                                         9,206                 842  (a)               10,048
  Dividends payable                                                  44,159                                        44,159
  Advance rents and security deposits                                 5,103                  86  (a)                5,189
                                                           --------------------   -------------------     -----------------
Total Liabilities                                                   313,120              81,092                   394,212
                                                           --------------------   -------------------     -----------------

Minority interest                                                    22,923                                        22,923
                                                           --------------------   -------------------     -----------------

Shareholders' Equity:
  Common stock                                                          297                                           297
  Capital in excess of par value                                    469,779                                       469,779
  Notes receivable from stock sales                                  (5,066)                                       (5,066)
  Retained earnings                                                  21,180                                        21,180
  Treasury stock, at cost                                          (131,648)                                     (131,648)
                                                           --------------------   -------------------     -----------------
Total Shareholders' Equity                                          354,542                                       354,542
                                                           --------------------   -------------------     -----------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                  $       690,585        $     81,092            $      771,677
                                                           ====================   ===================     =================

See accompanying notes to unaudited pro forma financial statements.


                               KOGER EQUITY, INC.
                   UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                      For the year ended December 31, 2001
                      (In Thousands except per Share Data)


                                                           Historical             Pro Forma               Pro Forma
                                                              2001               Adjustments                 2001
                                                       --------------------   -------------------     -----------------
REVENUES
Rental and other rental services                        $       165,623        $      19,292  (a)      $      184,915
Management fees                                                   4,080                                         4,080
Interest                                                            776                 (443) (b)                 333
Income from Koger Realty Services, Inc.                              81                                            81
                                                       --------------------   -------------------     -----------------
   Total revenues                                               170,560               18,849                  189,409
                                                       --------------------   -------------------     -----------------

EXPENSES
Property operations                                              61,608                6,285  (a)              67,893
Depreciation and amortization                                    36,007                2,730  (c)              38,737
Mortgage and loan interest                                       25,204                4,800  (d)              30,004
General and administrative                                        8,412                                         8,412
Direct cost of management fees                                    3,378                                         3,378
Other                                                               189                                           189
                                                       --------------------   -------------------     -----------------
   Total expenses                                               134,798               13,815                  148,613
                                                       --------------------   -------------------     -----------------
INCOME BEFORE GAIN ON SALE OF ASSETS,
   INCOME TAXES AND MINORITY INTEREST                            35,762                5,034                   40,796
Gain on sale of assets                                           39,189                                        39,189
                                                       --------------------   -------------------     -----------------
INCOME BEFORE INCOME TAXES
   AND MINORITY INTEREST                                         74,951                5,034                   79,985
Income tax provision                                                684                  163  (e)                 847
                                                       --------------------   -------------------     -----------------
INCOME BEFORE MINORITY INTEREST                                  74,267                4,871                   79,138
Minority interest                                                 1,044                                         1,044
                                                       --------------------   -------------------     -----------------
NET INCOME                                              $        73,223        $       4,871           $       78,094
                                                       ====================   ===================     =================

EARNINGS PER COMMON SHARE:
Basic                                                   $          2.76                                $         2.95
                                                       ====================                           =================
Diluted                                                 $          2.75                                $         2.93
                                                       ====================                           =================

WEIGHTED AVERAGE COMMON SHARES:
Basic                                                            26,517                                        26,517
                                                       ====================                           =================
Diluted                                                          26,610                                        26,610
                                                       ====================                           =================

See accompanying notes to unaudited pro forma financial statements.


                               KOGER EQUITY, INC.
                NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS

1. Basis of Presentation

     On January 31, 2002, Koger Ravinia LLC, a wholly-owned subsidiary of Koger Equity, Inc. (the "Company"), acquired Three Ravinia Drive (the "Property"), an 805,972 square foot office building in Atlanta, Georgia. This acquisition was funded with the Company's existing cash reserves and $80.0 million from the Company's secured revolving credit facility. It is the intent of the Company's management to operate the Property in a manner similar to the Company's existing office building portfolio.

2. Unaudited Pro Forma Balance Sheet

     The unaudited pro forma balance sheet as of December 31, 2001 is based on the historical balance sheet for the Company presented in the Annual Report on Form 10-K for the year ended December 31, 2001. The unaudited pro forma balance sheet includes adjustments assuming this acquisition occurred as of December 31, 2001. Significant pro forma adjustments in the unaudited pro forma balance sheet include the following:

     (a) The Company purchased the Property, located in Atlanta, Georgia, for $125 million plus acquisition costs. This purchase was funded with existing cash reserves and an $80 million draw on the Company's secured revolving credit facility.

                               KOGER EQUITY, INC.
          NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS (continued)

3. Unaudited Pro Forma Statement of Operations

     The unaudited pro forma statement of operations for the year ended December 31, 2001 is based on the historical statement of operations for the Company presented in the Annual Report on Form 10-K for the year ended December 31, 2001. The unaudited pro forma statement of operations includes adjustments assuming that the acquisition of the Property occurred as of January 1, 2001. Significant pro forma adjustments in the unaudited pro forma statement of operations include the following:

     (a) Adjustment required for the historical rental revenues and operating expenses for the Property. Operating expenses include management costs and fees calculated using an estimated management fee rate of 3% of total rental and other revenues of the Property.

          The unaudited pro forma statement of operations includes approximately $8.0 million of revenues from MCI/WorldCom, Inc. On October 31, 2001, MCI/WorldCom vacated all of its leased space on the first twelve floors of the Property or approximately 39% of the Property's rentable space. The Company expects to lease this vacant space over the next three years.

     (b) Adjustment required to reflect forfeited interest income on cash paid for the Property of approximately $44.3 million. The estimated average interest rate used to calculate this adjustment was 1.0 percent.

     (c) Adjustment required to reflect depreciation on the Property, based on the total cost of the acquisition. The Company uses the straight-line method for depreciation and amortization using an estimated life of 39 years for the Property.

     (d) Adjustment required to reflect interest expense related to the assumed amount drawn on the secured revolving credit facility ($80 million) to fund the acquisition of the Property. The estimated average interest rate on the secured revolving credit facility was 6.0 percent.

     (e) Adjustment required to reflect applicable federal and state taxes on the Property's taxable income. The Property's taxable income has been reduced by ninety percent for dividends paid to the Company's shareholders and by approximately $95,000 for a net operating loss carryforward.

                               KOGER EQUITY, INC.
           UNAUDITED STATEMENT OF ESTIMATED TAXABLE OPERATING RESULTS
              AND ESTIMATED CASH TO BE MADE AVAILABLE BY OPERATIONS
                  FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2001
                                 (In Thousands)



         Revenues
           Rental and other rental services                                        $183,316
           Management fees                                                            4,080
           Interest                                                                     333
                                                                                  ---------
               Total revenues                                                       187,729
                                                                                  ---------

         Expenses
           Property operations                                                       68,190
           Depreciation and amortization                                             30,263
           Mortgage and loan interest                                                30,004
           General and administrative                                                 8,256
           Direct cost of management fees                                             3,378
           Other                                                                        189
           Compensation - exercise of stock options                                     365
                                                                                  ---------
               Total expenses                                                       140,645
                                                                                  ---------
         Estimated Taxable Operating Income                                          47,084
         Add Back: Depreciation and Amortization                                     30,263
                                                                                  ---------
         Estimated Cash To Be Made Available By Operations                        $  77,347
                                                                                  =========

Note 1: This statement of estimated taxable operating results and estimated cash to be made available by operations is an estimate of operating results of the Company for the twelve month period ended December 31, 2001 assuming that the acquisition of Three Ravinia Drive occurred on the first day of the twelve month period. However, this statement does not purport to reflect actual results for any period.

Note 2: Tax depreciation was determined based upon the actual tax depreciation for the Company's existing portfolio and based upon the assumption that the acquisition of Three Ravinia Drive occurred on the first day of the twelve month period.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




                                             KOGER EQUITY, INC.

Dated: April 12, 2002                        By:  /s/ ROBERT E. ONISKO
                                                 -----------------------------
                                                 Robert E. Onisko
                                                 Title: Chief Financial Officer

                                  EXHIBIT INDEX

The following designated exhibit is filed herewith:

      Exhibit
      Number        Description of Exhibit
      ------        ----------------------

       23           Consent of Deloitte & Touche LLP

       99 Koger Equity, Inc. News Release, dated January 8, 2002, which is Exhibit 99(a) to the Company's Current Report on Form 8-K, dated January 8, 2002, is incorporated by reference herein.

                                                                    Exhibit 23


INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement No. 33-55179 of Koger Equity, Inc. on Form S-3, Registration Statement No. 33-54617 of Koger Equity, Inc. on Form S-8, Registration Statement No. 333-20975 of Koger Equity, Inc. on Form S-3, Registration Statement No. 333-23429 of Koger Equity, Inc. on Form S-8, Registration Statement No. 333-37919 of Koger Equity, Inc. on Form S-3, Registration Statement No. 333-33388 of Koger Equity, Inc. on Form S-8 and Registration Statement No. 333-38712 of Koger Equity, Inc. on Form S-8 of our report dated March 1, 2002, on the statement of revenues and certain expenses of Three Ravinia Drive for the year ended December 31, 2001 appearing in this Current Report on Form 8-K/A of Koger Equity, Inc., dated January 31, 2002.



DELOITTE & TOUCHE LLP

West Palm Beach, Florida
April 12, 2002